Exhibit 99.1
The TransAllied Merger is the Best Possible Combination - Superior in All Respects July 2011

1 This presentation contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Any forward-looking statements made in this presentation reflect Allied World's current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, these forward-looking statements could be affected by the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to obtain Allied World's or Transatlantic's shareholder approval or the failure to satisfy other conditions to completion of the merger, including receipt of regulatory approvals; risks that the proposed transaction disrupts each company's current plans and operations; the ability to retain key personnel; the ability to recognize the benefits of the merger; the amount of the costs, fees, expenses and charges related to the merger; pricing and policy term trends; increased competition; the impact of acts of terrorism and acts of war; greater frequency or severity of unpredictable catastrophic events; negative rating agency actions; the adequacy of Allied World's loss reserves; Allied World or its non-U.S. subsidiaries becoming subject to significant income taxes in the United States or elsewhere; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions; and judicial, legislative, political and other governmental developments, as well as management's response to these factors, and other factors identified in Allied World's filings with the U.S. Securities and Exchange Commission ("SEC"). You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. Allied World is under no obligation (and expressly disclaims any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise. Additional Information About the Proposed Merger with Transatlantic and Where to Find It This presentation relates to a proposed merger between Allied World and Transatlantic. In connection with the proposed merger, Allied World has filed with the SEC a registration statement on Form S-4 that includes a preliminary joint proxy statement/prospectus that provides details of the proposed merger and the attendant benefits and risks. This presentation is not a substitute for the joint proxy statement/prospectus or any other document that Allied World or Transatlantic may file with the SEC or send to their shareholders in connection with the proposed merger. Investors and security holders are urged to read the registration statement on Form S-4, including the preliminary joint proxy statement/prospectus, and all other relevant documents filed with the SEC (including the definitive joint proxy statement/prospectus) or sent to shareholders as they become available because they will contain important information about the proposed merger. All documents, when filed, will be available free of charge at the SEC's website (www.sec.gov). You may also obtain these documents by contacting Allied World's Corporate Secretary, attn.: Wesley D. Dupont, at Allied World Assurance Company Holdings, AG, Lindenstrasse 8, 6340 Baar, Zug, Switzerland, or via e-mail at secretary@awac.com; or by contacting Transatlantic's Investor Relations department at Transatlantic Holdings, Inc., 80 Pine Street, New York, New York 10005, or via e-mail at investor_relations@transre.com. This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Participants in the Solicitation Allied World, Transatlantic and their respective directors and executive officers may be deemed to be participants in any solicitation of proxies in connection with the proposed merger. Information about Allied World's directors and executive officers is available in Allied World's proxy statement dated March 17, 2011 for its 2011 Annual Meeting of Shareholders. Information about Transatlantic's directors and executive officers is available in Transatlantic's proxy statement dated April 8, 2011 for its 2011 Annual Meeting of Shareholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, may be contained in the definitive joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors should read the definitive joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. Cautionary Note Regarding Forward-Looking Statements

The TransAllied merger is the best possible combination

ALLIED WORLD ASSURANCE COMPANY	TransAllied	Transatlantic Re
Leading specialty insurer	**Diversified specialty focused reinsurance and insurance leader**	Leading specialty reinsurer
Flexible international platforms in Switzerland, Ireland, Asia, Bermuda and the U.S.	**Truly global platform with capital efficiencies**	U.S.-domiciled company with global footprint
Industry leading management team	**Balanced management structure with best talent drawn from both organizations**	Industry leading management team
Superb specialty franchise with direct insurance distribution	**Complementary products and distribution with limited overlap**	Well-respected property catastrophe / short-tail lines and long-tail reinsurance capabilities
Ratings: A / A / A2(1)	**Enhanced combined rating profile**	Ratings: A+ / A / A1(1)
Risk tolerance: 1:250 PML less than 20% of capital (current: 11%)	**Similar conservative risk and underwriting standards with flexibility to opportunistically expand**	Risk tolerance: 1:250 post-tax PML less than 20% of equity (current: 17%)(2)

(1) Financial strength ratings from S&P / A.M. Best / Moody's.
(2) Based on post-tax Florida wind PML as disclosed in TRH 10-K.

2

TransAllied's definitive merger agreement vs. Validus' unsolicited takeover proposal

ALLIED WORLD ASSURANCE COMPANY / Transatlantic Re	Validus unsolicited conditional takeover proposal
➢ TRH shareholders retain majority ▪ 58% ownership ▪ 100% stock consideration allows participation in full future value upside	➢ TRH shareholders lose majority ▪ 48% ownership ▪ Cash consideration limits any future value upside
➢ Fair economics with exchange ratio based on premium to book-for-book exchange ratio, which is industry standard	➢ Opportunistic attempt to acquire TRH at a double-digit discount to book-for-book exchange ratio
➢ Balanced management structure ▪ Best-in-class skills drawn from each organization	➢ VR management takeover ▪ Overlap in operations implies loss of talent due to high flight risk
➢ TRH to appoint majority of TransAllied Board ▪ 6 Directors from TRH, 5 from AWH	➢ Uncertain Board representation for TRH

3

The TransAllied merger is SUPERIOR in all respects

1. **Compelling strategic rationale with superior insurance capabilities vs. financially-driven acquisition at odds with strategy**
2. **Superior immediate shareholder value**
3. **Superior currency and demonstrated record of value creation**
4. **Superior long-term shareholder value**
5. **Stronger credit profile and risk management**
6. **Credible and conservative synergies vs. meaningful dis-synergies from overlap**
7. **Street recognizes TransAllied transaction merits vs. Validus questionable deal logic and certainty**
8. **Speed, certainty of close and low integration risk vs. significant uncertainty and execution risk**

4

1. Compelling strategic rationale with SUPERIOR insurance capabilities vs. financially-driven acquisition at odds with stated strategy and views

Allied World Assurance Company / Transatlantic Re	Validus unsolicited conditional takeover proposal
➢ Creates global specialty-focused reinsurance and insurance leader ▪ Limited overlap with complementary product suite and distribution channels	➢ Combines decentralized competing platforms ▪ Motivated by acquiring capital at a discount ▪ Inefficient overlap in property cat books ▪ Increase in risk profile, limiting growth opportunities ▪ Still lacks meaningful U.S. franchise
➢ Shared vision consistent with long-term strategy of both Boards	➢ Financially driven, apparently desperate hostile offer

➢ In assessing the TransAllied transaction, TRH Board and management considered several factors including the following:

"A business combination with Company A [Validus] would not deliver the strategic benefits that could be achieved with the proposed strategic combination transaction with Allied World"(1)

Allied World Assurance Company / Transatlantic Re	Validus unsolicited conditional takeover proposal
➢ Merger-of-equals enhances Transatlantic's unique domestic and international franchise	➢ Apparently hostile takeover risks high employee flight and elimination of 25+ year-old iconic reinsurance franchise

(1) Per Allied World 7/7/11 S-4 proxy information.

5

6 Validus' views on casualty "I have a very profound respect for the need to understand a multitude of underlying factors when thinking about underwriting casualty business - which is one of the reasons we really don't underwrite third-party liability business today" Global Reinsurance article, 4/3/11 3 months ago "In the time that we've been in existence, we've only seen rates decline in casualty business, both in the US and globally. So simply said, well, we're not willing to play. There will come a point in time when there's bloodbath in the casualty business because it always ends that way." JMP Securities Financial Services and Real Estate Conference, 9/29/10 1 year ago "[Talbot acquisition] allowed us to double our business without getting involved with US casualty business, for example, which we just aren't comfortable with." Reactions article, 10/1/07 4 years ago 1. Compelling strategic rationale with SUPERIOR insurance capabilities vs. financially-driven acquisition at odds with stated strategy (continued) "What we were looking for in particular in 2007 was a company that wasn't a casualty syndicate and as we all know, Lloyd's does have a meaningful amount of US casualty business, which really didn't fit our profile or our skills." Oppenheimer & Co, Insurance CEO Summit, 6/8/10 1 year ago "We don't write US casualty -- we don't write casualty business on a stand alone basis." Q1 2010 Earnings call transcript ,5/7/10 1 year ago

2. TransAllied merger offers SUPERIOR immediate shareholder value…

ALLIED WORLD ASSURANCE COMPANY / Transatlantic Re	Validus unsolicited conditional takeover proposal
Offer provides 2% premium to book-for-book exchange ratio ▪ Book-for-book exchange ratio is the industry standard	Offer at (13%) discount to book-for-book exchange ratio ▪ VR describes deal at "book-to-book" only after writing down TRH book value by $500mm for reserve strengthening (pre-tax) and by $115mm for break fees
Offer implies ~(1)% dilution to TRH BVPS	Offer implies ~(10%) dilution to TRH BVPS

Pro forma book value per basic TRH share



$63.81
$58.70
$8.00 Cash
$50.70
TransAllied
Validus Proposal

Pro forma tangible book value per basic TRH share



$61.04
$57.54
$8.00 Cash
$49.54
TransAllied
Validus Proposal

(1) Pro forma book and tangible book value per TRH basic share based on basic shares outstanding as of 3/31/11, Allied World 7/7/11 S-4 filing information and adjusted for estimated transaction costs and approximately $16mm of TRH's intangible asses

7

8 Book value received in stock per TRH share Average price / book value since AWH / VR IPOs(1) Implied value received in stock per TRH share Cash consideration per TRH share Implied value proposition Based on tangible book value AWH VR Based on book value AWH VR $63.81 0.92x $58.42 -- $58.42 $50.70 0.89x $44.99 $8.00 $52.99 $61.04 0.96x $58.80 -- $58.80 $49.54 0.94x $46.50 $8.00 $54.50 2. TransAllied merger offers SUPERIOR immediate shareholder value...(continued) x = + = Superior margin of AWH value over VR $5.43 $4.30 (1) Calculated based on reported basic book value per share. Source: CapitalIQ, Company filings

2. ... and future value creation vs. immediate shareholder value destruction Transaction does not require posting additional reserves Transaction requires strengthening reserves by $500mm Loss of $2.58 in book value received per TRH share $115mm break-up fee Loss of $0.92 in book value received per TRH share Efficient transaction with no friction costs $500mm debt-financed cash consideration to impact pro forma equity value Loss of $3.98 in book value received per TRH share Stock-for-stock transaction structure preserves full participation in synergies and in multiple expansion Tax inefficient transaction: All non-tax exempt TRH shareholders taxed on $8.00 dividend per share(1) Dividend distribution to non-US stockholders may be subject to withholding tax of up to 30% unless reduced by treaty Tax efficient transaction: Only non-tax exempt TRH shareholders with a tax basis below offer price will incur taxes to the extent of their gain (less than $8.00 per share for many shareholders) Many TRH shareholders likely to pay no taxes (1) Special restrictive tax rules may apply to 5% shareholders of the combined company. 9 Validus unsolicited conditional takeover proposal

2. ... vs. immediate shareholder value destruction (continued) Allied World shareholders more supportive of TransAllied - Validus shares fell (9.1%) while Allied World shares modestly declined (4.5%) Upon Validus Proposal announcement (7/13) Upon TransAllied announcement (6/13) 10 Note: Impact from merger arbitrage funds would have been even greater if proposal had been in all stock.

3. Allied World delivers SUPERIOR currency and demonstrated record of value creation

	Allied World Assurance Company		Validus Group	
Book Value per Share Growth Since AWH IPO[1]	134%	✓	90%	✗
Total Shareholder Return from respective IPO dates[2]	84%	✓	55%	✗
Five-year average Operating ROAE from 2006 – 2010[3]	20%	✓	15%	✗
Catastrophe losses as percentage of equity[4]	12%	✓	27%	✗
Three-year total net investment return 2008 – 2010[5]	15%	✓	10%	✗
Capital returned to shareholders over past 5 years	$1.6bn	✓	$1.2bn	✗

(1) Growth in book value per share calculated by taking change in basic book value per share from September 2006 through March 2011 adjusted for dividends paid.
(2) Based on closing price on respective IPO dates (July 11, 2006 for Allied World and July 24, 2007 for Validus) and June 10, 2011 closing price. Assumes dividends are reinvested in respective company's stock.
(3) As reported by company.
(4) Sum of catastrophe losses for 2008 through March 2011 expressed as a percentage of equity for the period preceding each occurrence.
(5) Total net investment return includes net investment income, net change in unrealized gains and net impairment charges recognized in earnings. The percentage return is calculated by taking the total net investment return for the three years divided by the average aggregate invested assets for the same period.

Source: SNL Financial, Company filings

11

3. Allied World delivers SUPERIOR currency and demonstrated record of value creation (continued) "In the end, the bet by TRH shareholders is who will compound Tangible BV/share at a faster clip over time. In the last 5 years, VR has compounded value creation (Tangible BV/share + cumulative dividend) by 14% annually vs. 18% for AWH. " Dowling & Partners Securities, July 15, 2011 Note: 5-year horizon from Q2 2006 through Q2 2011. (1) Total value creation defined as annualized growth in tangible book value per share plus accumulated dividends. Source: Dowling & Partners Securities 12 5-year value creation Allied World has outperformed Validus in value creation by 29%

13 Average operating ROE: 2006 - 2010 2010 operating ROE Note: Period from 2006 through Q1 2011. Allied World's investment returns have outperformed Validus' through a volatile market environment... ....with lower volatility in earnings and combined ratio 3. Allied World delivers SUPERIOR currency and demonstrated record of value creation (continued) Note: Standard deviation shown as a percentage of mean. Based on quarterly diluted EPS and combined ratio figures, respectively. Source: Company filings

4. TransAllied merger creates SUPERIOR long-term shareholder value 100% stock-for-stock transaction allows TRH shareholders to preserve significant upside value $8.00 cash consideration per share and increased leverage that limits future upside AWH has more valuable specialty insurance mix, implying significantly greater valuation upside Questionable go-forward value due to stated strategy change and shift in business mix Tax and capital efficient global platform which meets regulatory needs (Solvency II) Lack of well-capitalized international vehicle with European passport (excluding Lloyd's) Greater excess capital provides strategic and leverage flexibility Optimize property catastrophe business if rates increase further Capital management / return to shareholders Levered capital with higher catastrophe risk 14 Allied World has returned 29% more capital to shareholders over the past 5 years Validus unsolicited conditional takeover proposal

15 TransAllied is considerably less exposed to catastrophe losses 5. Stronger credit profile and risk management potentially leading to higher pro forma ratings (1) Based on ending Total Shareholders' Equity for the period prior to occurrence. Source: SNL Financial, Company filings More volatility Less volatility Catastrophe losses as % equity(1)

5. Stronger credit profile and risk management potentially leading to higher pro forma ratings (continued)

TransAllied would have significantly lower PML risk as a percentage of equity…


15%
17%
~20%
AWH
TRH
TransAllied


32%
17%
~31%
Exceeds TRH's risk tolerance
VR
TRH
PF VR / TRH

Note: Combination of AWH / VR U.S. wind occurrence and TRH Florida wind 1:250 PMLs, as a percentage of equity, without accounting for overlap. After-tax rates for TransAllied and VR / TRH assumed at comparable levels.

…and would maintain leverage flexibility under current structure by not incurring any incremental debt

Total financial leverage(1)


19.9%
21.1%
24.3%
TRH
TransAllied
PF VR / TRH

(1) Total financial leverage is equal to total debt plus hybrids / total capital.

Source: Company filings

16

5. Stronger credit profile and risk management potentially leading to higher pro forma ratings (continued)

	Financial Strength Ratings			Agency reactions	
	TRH	**AWH**	**VR**	ALLIED WORLD ASSURANCE COMPANY / Transatlantic Re	**Validus unsolicited conditional takeover proposal**
Moody's	A1	A2 FSR: Under review for possible upgrade	A3	"Given their complementary business profiles and minimal operations overlap, **we believe the merger is credit positive as it provides strategic benefits to each company.** The proposed transaction is an all-stock merger that we do not expect will put additional pressure on either firm's capital structure." *Moody's, June 20, 2011*	"The bid, if successful, could have positive credit implications for Validus and **negative implications for Transatlantic**... Validus' proposal offers higher consideration but, due to **the cash component, puts more pressure on the capital structure** than a stock-for-stock merger." "**The Validus proposal would lead to catastrophe leverage above Transatlantic's current disposition, which may not be consistent with Transatlantic's current ratings given the new capital structure.**" *Moody's, July 13, 2011*
Standard & Poors	A+ CCR Credit Watch Positive	A FSR & CCR Credit Watch Positive	A-	"**Allied World Assurance and Some Transatlantic Ratings Put on CreditWatch Positive Following Merger Announcement** We have placed the ratings on Allied World and its operating units on **CreditWatch with positive implications** because being part of a leading global reinsurance group could improve its competitive position. **We have also place the rating on Transatlantic on CreditWatch** positive because of possible narrowed notching between the holding-company and operating-company ratings." *Standard & Poor's, June 13, 2011*	" Ratings on Validus Holdings Ltd. (BBB/Stable/--) remain unchanged following the insurance company's unsolicited offer to combine with Transatlantic Holdings Inc. Although we don't plan an immediate rating action on any of these companies as a result of Validus' offer, we will continue to monitor developments and could place our ratings on both Validus and Transatlantic on CreditWatch if the offer succeeds. In addition, **although Validus successfully integrated IPC in 2009 and Talbot in 2007, we think a merger with Transatlantic would likely be a more formidable task**." *Standard & Poor's, July 13, 2011*
A.M. Best	A	A	A-	"The ratings of Allied World and Transatlantic and their subsidiaries are unchanged following the announcement. **This transaction brings two complementary organizations together**. With Allied World being predominantly a primary writer and Transatlantic a pure reinsurer, the merged entity is expected to enjoy an enhanced business profile that will likely insure benefits in the form of an improved competitive position. The merged entity should also benefit from broader distribution channels, broader product diversity and the benefits of a significant global presence." *A.M. Best, June 13, 2011*	"A.M. Best Co. has commented that the financial strength rating of A- (Excellent) and issuer credit rating of "a-" of Validus Reinsurance Ltd., as well as the ICR of "bbb-" and the indicative ratings of "bbb-", "bb+" and "bb" of senior debt, subordinated debt and preferred stock shelf registration, respectively, of Validus Holdings, Ltd. are **unchanged following the recent unsolicited offer by Validus Holdings to acquire Transatlantic Holdings Inc.**" *A.M. Best, July 14, 2011*

Note: FSR: financial strength rating; CCR: counterparty credit rating.

17

6. Credible and conservative synergies vs. meaningful dis-synergies from overlap

ALLIED WORLD ASSURANCE COMPANY / Transatlantic Re	Validus unsolicited conditional takeover proposal
➢ Detailed due diligence and disciplined pre-merger integration planning ▪ $80mm of run-rate (after-tax) annual operating and structural benefits with $50mm realized in year 1 ▪ Conservative estimates, do not include synergies related to: – investment portfolio optimization – investment portfolio return differential vs. TRH – revenue enhancements – ceded reinsurance savings ▪ Successful track record of integrating cultures (Darwin)	➢ Highly speculative estimates with no basis "Clearly there are synergies and there are synergies around things like not having two public reporting companies and no doubt there are some tax synergies involved in the deal. But from our perspective, the synergies are all kind of icing on the cake." *Validus, July 13, 2011* *Investors conference call* "We believe these potential synergies substantially exceed the $80mm cited by Allied World and Transatlantic in their join June 13, 2011 conference call" *Validus, July 17, 2011* *Supplemental Information for Transatlantic Holdings, Inc. Board of Directors* ▪ Preliminary estimates include areas such as investment portfolio optimization and revenue synergies not factored into AWH's conservative estimates
➢ Expanded global network and infrastructure creates additional future growth opportunities and enhanced earnings potential	➢ Meaningful business overlap forces elimination of premiums and results in negative revenue synergies
➢ Minimal business overlap and meaningful business diversification create **significant incremental excess capital and enhanced financial flexibility**	➢ Questionable $500mm excess capital estimate given combined 1:250 PML in excess of TRH's risk tolerance and an increase in debt leverage ▪ ~$60m annual net income reduction to comply with TRH PML limit(1)

(1) Earnings impact estimated assuming average rate on line of 15% and PML/limit of 85% as well as 50% profit margin. PMLs based on AWH and VR US wind PMLs and TRH Florida wind. Assumes comparable debt leverage to VR proposal.

18

6. Credible and conservative synergies vs. meaningful dis-synergies from overlap (continued)

TransAllied has greater capital flexibility to opportunistically offer more property catastrophe capacity

Impact on earnings

TRH PML Standard (1:250 < 20% of equity)	AWH PML Standard (1:250 < 20% of total capital)	VR PML Standard (1:100 < 25% of total capital)



$0
($62)
TransAllied
VR Proposal



$35
($26)
TransAllied
VR Proposal



$124
$71
TransAllied
VR Proposal

TransAllied has superior synergies and earnings power

Note: Earnings impact estimated assuming average rate on line of 15% and PML/limit of 85% as well as 50% profit margin. PMLs based on AWH and VR US wind PMLs and TRH Florida wind. Assumes comparable debt leverage to VR proposal.

19

20 IPC Management - 1 year later 6. Credible and conservative synergies vs. meaningful dis-synergies from overlap Losing key talent at TRH would be disastrous for the business Title at time of VR bid Current position at Validus President & CEO No longer with the company Senior Vice President & CFO No longer with the company Senior Vice President & Controller No longer with the company Senior Vice President & Risk Officer No longer with the company Senior Vice President No longer with the company Senior Vice President No longer with the company Senior Vice President No longer with the company Senior Vice President No longer with the company Assistant Senior Vice President No longer with the company Vice President & Company Secretary No longer with the company Vice President & Manager - Accounts No longer with the company Assistant VP & Financial Reporting Manager No longer with the company UK Consultant No longer with the company IT Manager No longer with the company Compliance Officer No longer with the company Total employees: 32 Estimated IPC employees currently at Validus: 4

21 "This deal makes sense in our view... The deal provides a platform and better balance by product, geography and long- and short-tail lines. While neither player was large in property-CAT, the combined entity should be able to allocate more capital to property-CAT lines, particularly as Casualty lines remain challenged." Citigroup, June 12, 2011 "TRH transaction more complicated and greater uncertainty... While VR has a proven track record of executing acquisitions, we believe TRH transaction would be more complicated than VR's acquisition of IPCRe in 2009. There is a greater uncertainty with respect to TRH's loss reserve position and we also believe the integration of TRH would likely present a greater challenge." UBS, July 13, 2011 "At this point, it is very difficult to estimate the impact of such changes and we would expect investors to remain somewhat skeptical of these potential benefits until they are more evident. Due to the potential for EPS dilution and a more conservative assumed price/book multiple reflecting a lower expected ROE and greater reserve risk, we are lowering our price objective on Validus...reflecting a somewhat lower ROE in the near- term and added risk in the book value due to the casualty loss reserves to be assumed from TRH." Bank of America Merrill Lynch, July 13, 2011 "We view the combination as attractive for the TRH shareholders... While the discount to book value may be somewhat disappointing, we would stress that the shares have traded at a steep discount to book for a prolonged period. Transatlantic will be part of a larger global entity under a well-respected management team. In addition, there may be opportunity for additional margin through tax arbitrage. Over time, the combination may fare better than TRH may have done alone." Keefe, Bruyette & Woods, June 12, 2011 7. Street recognizes TransAllied transaction merits vs. questionable logic and deal certainty "Why a friendly deal is important -the potential for disintermediation is high when the integration is not perceived well by distribution partners" Citigroup, July 12, 2011 "We believe this slight [VR offer] premium is offset by the consensual nature of the AWH transaction, the similar cultures of AWH and TRH, and the numerous financial benefits outlined by AWH/TRH management on several occasions...we do not see a compelling reason for the TRH Board to deem the VR offer as substantially superior" Keefe, Bruyette, & Wood, July 12, 2011 "The deal looks accretive to tangible book value...there is likely potential for cost savings, structural benefits and additional capital management given a strong balance sheet position." Sterne, Agee, & Leach, June 13, 2011 "The merger of equals transaction makes strategic sense. AWH shareholders should be pleased that the deal produces differentiable size and diversification, positive attributes that would have been difficult to obtain organically in the current environment...Integration risks seem manageable, and the combined company would seem to be better positioned to weather this period of the industry cycle. Langen McAlenney, June 13, 2011 Equity research analyst downgrades immediately following transaction / proposal announcement 2 downgrades 0 downgrades Validus unsolicited conditional takeover proposal

8. Speed, certainty of close and low integration risk vs. significant uncertainty and execution risk

Allied World Assurance Company / Transatlantic Re	Validus unsolicited conditional takeover proposal
➢ **Signed definitive agreement**	➢ Desperate attempt to disrupt transaction ➢ Uncertainty related to upcoming Hurricane season, which may change VR plans
➢ Full reciprocal due diligence complete	➢ Proposal based only on review of public information, no due diligence
➢ Integration planning well underway ➢ Balanced distribution of senior management roles further strengthens partnership	➢ High integration risk further enhanced by business overlap and potential management attrition ▪ No track record of integration: Talbot operates as a standalone entity and IPC franchise has been eliminated
➢ Fast and clear path to completion ▪ Proxy filed with SEC and under review ▪ Early termination of Hart Scott Rodino review ▪ State regulatory process underway ▪ Transaction to close shortly after shareholder votes	➢ Uncertain and long road to completion ▪ Exchange offer will require regulatory approvals which will take longer than TransAllied (will also change tax attributes) ▪ VR forced to wait for AWH / TRH shareholder vote before being able to enter into a merger agreement
➢ **Early Q4'11 close**	➢ **Uncertain timetable, not likely until 2012**

22

The TransAllied Merger is the Best Possible Combination – SUPERIOR in All Respects

	Allied World Transatlantic Re	Validus unsolicited conditional takeover proposal
Immediate shareholder value	✓ Higher BVPS delivered to TRH shareholders ✓ Efficient transaction with no friction costs and no requirement to post additional reserves	× Double-digit dilution of TRH BVPS × Transaction requires $500mm pre-tax write-down for reserve strengthening and $115mm break-up fee
Long-term shareholder value	✓ Expanded global network enhances future growth ✓ Tax / capital efficient global platform meets regulatory needs ✓ Superior record of value creation through total return, BVPS growth, higher ROEs and investment returns ✓ Superior shareholder and equity analyst reaction	× Over-exposure to property cat creates dis-synergies × Questionable go forward valuation due to strategy shift × Lower track record of returning capital vs. AWH: ~30% less than AWH over the last 5 years × Much larger share price decline and 3 analyst downgrades
Transaction structure	✓ Merger-of-equals based on premium to book-for-book exchange ratio for TRH shareholders ✓ TRH shareholders retain majority, leading to Board majority	× Opportunistic acquisition at double-digit discount to book-for-book exchange ratio × TRH shareholders lose control, leading to no or limited Board representation
Strategic rationale	✓ Forms specialty-focused reinsurance and insurance leader ✓ Limited overlap with complementary products & distribution ✓ Preserves TRH unique domestic and international status	× Combines decentralized competing platforms × Overlap in catastrophe books increases risk profile × Risk of employee flight / elimination of franchise value
Credit profile and risk management	✓ Minimal business overlap and meaningful business diversification creating capital efficiencies ✓ Maintains leverage flexibility with PF leverage of 21%[1] ✓ Favorable reaction by all major rating agencies, potentially leading to higher ratings	× Combination of two large cat exposed businesses leading to increased risk exposures × Limited leverage flexibility with PF leverage of 24%[1] × Some rating agencies highlighted potential negative implications
Certainty of closing	✓ Signed definitive agreement, merger process well underway ✓ Fast and clear path to completion in early Q4'11	× Uncertain timetable, unlikely before 2012 × VR forced to wait for AWH / TRH shareholder vote before being able to enter into any merger agreement

(1) Calculated as total debt plus hybrids / total capital.

23